STOCK PURCHASE AGREEMENT

          STOCK PURCHASE AGREEMENT, dated May 26, 1988, be-tween Charter Power Systems, Inc., a Delaware corporation (the "Company"), and Robert Alvine (the "Purchaser").
     WHEREAS, the Company has entered into an employment agreement, dated the date hereof (the "Employment Agreement"), with the Purchaser, pursuant to which the Company has engaged the Purchaser to serve as Vice Chairman of its Board of Direc-tors, in an executive capacity, upon the terms and subject to the conditions set forth therein; and
     WHEREAS, in connection therewith, the Purchase has agreed to purchase from the Company, and the Company has agreed to sell to the Purchaser, 316,515 shares (the
"Shares"), of the common stock, $.01 par value, of the Company ("Common Stock"), upon the terms and subject to the conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the parties hereto agree as follows:
     1. PURCHASE OF SHARES. The Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Purchaser, the Shares, at a purchase price of $4.20 a share.

2. CLOSING OF PURCHASE. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be sub-ject to the approval of the sale of the Shares hereunder by the holders of shares of Common Stock and to the approval of the Shares for listing on the American Stock Exchange. The Closing shall take place on a date within five business days following the date that the Shares have been approved for listing on the American Stock Exchange, or on such later date as shall be agreed upon by the parties hereto. At the Clos-ing, the Purchaser shall deliver to the Company (i) a duly executed Secured Promissory Note in the form attached as Ex-hibit A hereto (the "Note"), in the amount of $1,326,197.90, representing the purchase price of the shares less the par value thereof, and (ii) cash or a check in the amount of the par value of the Shares plus the Company's good faith deter-mination of its withholding tax obligation respecting the pur-chase of the Shares. Also at the Closing, the Purchaser and the Company shall enter into a Pledge and Security Agreement in the form attached as Exhibit B hereto.
     3. FORFEITURE. The Purchaser hereby agrees that the Shares shall be subject to forfeiture under the following terms and conditions:
          (a) subject to clauses (c), (d) and (e) below, 100% of the Shares shall be forfeited to the Company if the Pur-chaser's employment with the Company is terminated, other than by the Company without "Cause" (as defined in the Employment Agreement) or by the Purchaser as a result of a material breach by the Company of the Employment Agreement, prior to May 1, 1989;
          (b) subject to clauses (c), (d) and (e) below, 50% of the Shares shall be forfeited to the Company if the Pur-chaser's employment with the Company is terminated, other than by the Company without Cause or by the Purchaser as a result of a material breach by the Company of the Employment Agree-ment, prior to May 1, 1990;
          (c) in the event such termination is the result of the death or disability (as defined in the Employment Agree-ment) of the Purchaser, the portion of the Shares determined by multiplying the total number of Shares by a fraction, the numerator of which is the number of complete months during the period from May 1, 1988 through the date of termination and the denominator of which is 24, shall no longer be subject to forfeiture;
          (d) in the event of a Business Combination (as de-fined in the Employment Agreement), the forfeiture shall cease to apply to all the Shares simultaneous with the closing of the transaction; and
          (e) in the event of a Change of Control (as defined in the Employment Agreement) other than a Business Combina-tion, (i) the portion of the Shares determined as provided in clause (c) above and (ii) the percentage of the remainder of the Shares equal to the percentage of the unvested Option (as defined in the Option Agreement, dated the date hereof, be-tween the Company and the Purchaser (the "Option Agreement")) that simultaneously will vest on an accelerated basis pursuant to clause (b) of the last paragraph of Schedule 1 to the Op-tion Agreement, shall no longer be subject to forfeiture.
If and to the extent any portion of the Shares is forfeited to the Company as aforesaid, (i) the equivalent portion of the unpaid balance of the Note shall be deemed paid and a notation to that effect shall be made by the Company on the face of the Note, (ii) the Purchaser shall deliver to the Company, within ten business days after the forfeiture, stock certificates representing the forfeited portion of the Shares and (iii) the Company shall deliver to the Purchaser, within ten business after the forfeiture, cash or a check in the amount of the par value of those Shares.
     4. IMPUTED INCOME. The Company and the Purchaser ac-knowledge that the Purchaser must recognize in the current taxable year income for federal income tax purposes (the "Im-puted Income") on the loan evidenced by the Note, and that the related interest deductions will be available over the initial five-year term of the Note. To facilitate the payment by the Purchaser of his federal income tax liability on the portion of the Imputed Income for which there will be no related in-terest deduction for 1988, the Company shall make a loan (the "Loan") to the Purchaser, on April 15, 1989, in the amount of 88% of his federal income tax liability (without taking into account any offsetting interest deductions) on the Imputed Income (the "Imputed Liability"); PROVIDED, HOWEVER, that if, on or before August 31, 1988, the Purchaser shall deliver to the Company, (a) written notice that he will be taking the Imputed Liability into account in making his federal quarterly estimated tax payments and (b) a letter from his accountant advising that he is required to do so, then the Company shall make the Loan to the Purchaser in two equal advances on Sep-tember 15, 1988 and January 15, 1989, respectively. The amount of the Loan shall be determined by the Company's inde-pendent accountants (whose determination, in the absence of manifest error, shall be final and binding on the Company and the Purchaser), based on the provisions of this Agreement and assuming a federal income tax rate of 28%, and the Company shall cause a copy of a schedule setting forth the calcula-tions on the basis of which the determination is made to be provided to the Purchaser within ten business days after the date of the Closing. On the date the Loan (or each advance thereof) is made, the Purchaser shall execute and deliver to the Company a duly executed Secured Promissory Note in the form attached as Exhibit C hereto. If the maturity of the Note shall be extended until April 30, 1998 in accordance with clause (ii) of the second paragraph thereof, the Company shall make an additional loan to the Purchaser, on April 15, 1994, under the same terms and conditions as the Loan.
     5.    PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVE-
NANTS.
          (a) INVESTMENT INTENTION. The Purchaser represents and warrants that he is acquiring the Shares solely for his own account, for investment, and not with a view to or for sale in connection with any distribution thereof. The Pur-chaser shall not, directly or indirectly, offer, transfer, sell or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire any of the Shares), except in compliance with the Securities Act of 1933 (the "Act") and the rules and regulations thereunder. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold or otherwise dis-posed of unless (i) the disposition is pursuant to an effec-tive registration statement under the Act, (ii) the Purchaser shall have delivered to the Company an opinion, from counsel and in form and substance reasonably satisfactory to the Com-pany, to the effect that the disposition is exempt from the provisions of Section 5 of the Act or (iii) a no-action letter from the Securities and Exchange Commission shall have been obtained with respect to the disposition.

          (b) LEGEND. The certificate or certificates repre-senting the Shares shall bear the following legend:
     "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS (A)
     THE DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION, FROM COUNSEL AND IN FORM AND SUBSTANCE REASON-ABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5
     OF THAT ACT, OR (C) A NO-ACTION LETTER FROM THE SECURI-TIES AND EXCHANGE COMMISSION SHALL HAVE BEEN OBTAINED WITH RESPECT TO THE DISPOSITION. THE SHARES EVIDENCED
     BY THIS CERTIFICATE ALSO ARE SUBJECT TO FORFEITURE UNDER CERTAIN CIRCUMSTANCES IN ACCORDANCE WITH THE TERMS OF A
     STOCK PURCHASE AGREEMENT, DATED MAY    , 1988, BETWEEN
     ROBERT ALVINE AND THE COMPANY, A COPY OF WHICH IS ON
     FILE AT THE PRINCIPAL OFFICES OF THE COMPANY."

          (c) COMPLIANCE WITH RULE 144. If any of the Shares are disposed of in accordance with Rule 144 under the Act, the Purchaser shall deliver to the Company at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as the Company may reasonably require in connection with the disposition.
          (d) SECTION 83(b) ELECTION. The Purchaser shall make an election, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his gross in-come for 1988 the excess of the total fair market value of the Shares on the date of the Closing over $1,329,363.
     6. STOCKHOLDER APPROVAL; LISTING. The Company shall solicit the holders of shares of Common Stock to approve the sale of the Shares hereunder and the grant of the Option pursuant to the Option Agreement, and shall apply for the listing on the American Stock Exchange of the Shares and the shares of Common Stock issuable upon exercise of the Option (subject to notice of issuance).
     7.   MISCELLANEOUS.
          (a) NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if de-livered personally or sent by certified mail, return receipt requested, postage prepaid, to the Company at c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, New York 10022, Attention: Merril M. Halpern, with a copy to Feit
& Ahrens, 488 Madison Avenue, New York, New York 10022, Atten-tion: Jonathan Shor, Esq., and to the Purchaser at the Pur-chaser's address contained in the Company's records, with a copy to Tyler Cooper & Alcorn, 205 Church Street, P.O. Box 1936, New Haven, Connecticut 06509, Attention: Jon T. Hirschoff, Esq., or to such other address as either party to this Agreement shall specify by notice to the other.
          (b) BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.
          (c) AMENDMENT. This Agreement may be amended, mo-dified or supplemented only by a written instrument executed by the Purchaser and the Company.
          (d) ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or Purchaser without the prior written consent of the other party.
          (e) APPLICABLE LAW. This Agreement shall be gov-erned by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.
          (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
          (g) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the date first above written.

                              CHARTER POWER SYSTEMS, INC.

                              By: \s\  Merril M. Halpern
                                   Title: Chairman



                                   \s\ Robert Alvine
                                       ROBERT ALVINE

                                        EXHIBIT A to
                                        Stock Purchase Agreement

                             PURCHASE
                     SECURED PROMISSORY NOTE

$1,326,197.90                           June___, 1988

          FOR VALUE RECEIVED, ROBERT ALVINE (the "Payor") hereby promises to pay to CHARTER POWER SYSTEMS, INC., a Dela-ware corporation ("the Company"), the principal sum of One Million Three Hundred Twenty Six Thousand One Hundred and Ninety-Seven and 90/100 Dollars ($1,326,197.90), without in-terest. Payment of principal is to be made in lawful money of the United States of America at the offices of the Company or at such other place as the holder hereof shall designate.
          Subject to the prepayment and acceleration provi-sions hereinafter set forth, this Note shall mature and be due and payable in full on April 30, 1993; PROVIDED, HOWEVER, that
(i) if the employment of the Payor with the Company shall have been terminated after October 31, 1991 and before May 1, 1993, other than for "Cause", as defined in the employment agree-ment, dated May 26, 1988, between the Payor and the Company (a "Cause Termination"), the maturity of this Note shall be extended until 18 months after the date of termination of the Payor's employment with the Company; and (ii) if the employ-ment of the Payor with the Company shall not have been termi-nated on or before April 30, 1993, the maturity of this Note shall be extended until April 30, 1998; PROVIDED, FURTHER, that this Note shall mature and be due and payable 18 months after the date of termination (other than a Cause Termination) of the Payor's employment with the Company, which termination shall occur after April 30, 1993.
          This Note is secured by the pledge by the Payor to the Company of certain shares of common stock of the Company, in accordance with the terms of a Pledge and Security Agree-ment (the "Security Agreement") between the Payor and the Com-pany, dated June ___, 1988, and in that respect is subject to all of the terms, provisions and conditions of the Security Agreement.
          This Note evidences a loan made by the Company to the Payor to enable him to purchase 316,515 shares of common stock of the Company (the "Shares"). If the Payor shall sell or transfer any of his Shares or the proceeds thereof, or any cash (other than cash dividends), securities, or other prop-erty at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Shares (collectively, the "Additional Shares"), there shall be due and payable, immediately upon the consummation of the sale or transfer, a payment of principal hereunder in an amount equal to the product obtained by multiplying the then out-standing principal amount of this Note by a fraction, the nu-merator of which shall be the number of Shares and Additional Shares then sold or transferred and the denominator of which shall be the number of Shares and Additional Shares then owned by the Payor (before giving effect to the sale or transfer).

Nothing in this paragraph shall be deemed to permit any sale or transfer by the Payor of any Shares or Additional Shares, to the extent the same otherwise would be prohibited by the provisions of any other agreement to which the Payor and the Company are parties.
          If: (i) the Payor fails to make any payment here-under within ten days after notice from the Company to the Payor that the payment is due; or (ii) a Cause Termination oc-curs; or (iii) a Default (as defined in the Security Agree-ment) shall have occurred under the Security Agreement (each of the events listed in (i), (ii) and (iii) above being an "Event of Default" hereunder); the then outstanding principal balance hereof shall become immediately due and payable.
          The Payor may, at any time and from time to time, prepay in whole or part, without premium or penalty, the then outstanding principal balance hereof.
          The Payor hereby agrees to pay all reasonable costs, fees and expenses incurred by the Company for the collection of all sums due hereunder, including reasonable attorneys' fees and court costs. The Payor hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with this Note (including any accelera-tion of the maturity hereof) and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of New York in all respects (without giving effect to the conflicts of law provisions thereof), in-cluding matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except to the extent the Company may con-sent thereto in writing.
          IN WITNESS WHEREOF, the Payor has executed and de-livered this Note to the Company as of the date first above written.

                              ________________________
                                  ROBERT ALVINE

                                        EXHIBIT B to
                                        Stock Purchase Agreement

                PLEDGE AND SECURITY AGREEMENT

          AGREEMENT, dated June ___, 1988, between ROBERT ALVINE ("Pledgor") and CHARTER POWER SYSTEMS, INC., a Delaware corporation ("the Company").
          WHEREAS, the Company has made a loan to Pledgor on the date hereof in the amount of $1,326,197.90, pursuant to the Stock Purchase Agreement, dated May 26, 1988 (the "Stock Agreement"), between Pledgor and the Company, to enable the Pledgor to purchase 316,515 shares (the "Purchased shares") of Common Stock of the Company, par value $.01 per share ("Common Stock"), and the Company in the future may make additional loans to Pledgor pursuant to Section 4 of the Stock Purchase Agreement and to enable Pledgor to purchase certain additional shares of Common Stock (the "Option Shares") issuable upon the exercise of an option granted to him pursuant to the Option Agreement, dated May 26, 1988 (the "Option Agreement"), be-tween Pledgor and the Company (collectively, the "Loans"); and
          WHEREAS, in order to induce the Company to make the Loans, Pledgor has agreed to grant, and does hereby grant, to the Company, a security interest in the Purchased Shares and all Option Shares hereinafter purchased by Pledgor with the proceeds of any of the Loans (collectively, the "Shares").

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties here-to agree as follows:
     1. CREATION OF SECURITY INTEREST. As security for pay-ment in full of the Loans, Pledgor hereby pledges, hypothe-cates, assigns, transfers, sets over and delivers unto the Company as collateral security, and hereby grants to the Com-pany a first lien and security interest in, all of the Shares, whether now owned or hereafter acquired, the proceeds thereof, and all cash (other than cash dividends, except to the extent expressly provided herein), securities or other property at any time and from time to time receivable or otherwise distri-buted in respect of or in exchange for any of the Shares (all of such Shares, proceeds thereof, cash (other than cash divi-dends, except to the extent expressly provided herein), secur-ities and other property hereinafter being referred to collec-tively as the "Collateral"). Concurrently with the execution of this Agreement, Pledgor is delivering to the Company (i) all stock certificates representing the Purchased Shares and
(ii) a duly endorsed irrevocable stock power in blank there-fore. Upon the issuance of any Option Shares purchased by Pledgor with the proceeds of any of the Loans, Pledgor shall deliver to the Company (i) all stock certificates representing those Option Shares and (ii) duly endorsed irrevocable stock powers in blank therefor.

2. STOCK DIVIDENDS AND ADJUSTMENTS; VOTING RIGHTS. If, during the term of this Agreement, any stock dividend, re-classification, stock split, readjustment, warrant, option or right to acquire additional securities is issued with respect to the Collateral or any part thereof, or any other change is made in the capital structure of the Company, all new, substi-tuted or additional shares or securities that Pledgor shall become entitled to receive as a result thereof promptly shall be delivered to the Company (together with appropriate instru-ments of transfer duly endorsed in blank) and, from and after the time Pledgor shall be entitled to receive the same, those shares and securities shall be, and be deemed to be, part of the property pledged hereunder and included in the term Col-lateral as defined herein. So long as a Default (as herein-after defined) shall not have occurred and be continuing, Pledgor shall be entitled to receive all cash dividends pay-able with respect to, and to exercise all rights to vote, the securities contained in the Collateral. Upon the occurrence and during the continuance of a Default, the Board of Direc-tors of the Company shall be entitled to receive all such cash dividends and to exercise all such voting rights.
     3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor hereby represents, warrants and covenants that:
          (a) Pledgor is and will be the sole legal and equitable owner of the Collateral, and that Pledgor has and will have the right to transfer, pledge and deliver the Col-lateral to the Company hereunder;
          (b) there are and will be no outstanding liens, en-cumbrances, or claims in respect of the Collateral other than the security interest created by this Agreement;
          (c) Pledgor will preserve and defend all right, title and interest of the Company in and to the Collateral against all claims thereon; and
          (d) the pledge of the Collateral made hereby and the delivery of the Collateral in accordance herewith are and will be effective to vest in the Company a perfected, first priority security interest in the Shares as set forth herein.
     4. DEFAULT; REMEDIES. (a) A Default shall be deemed to have occurred hereunder if:
               (i) an Event of Default (as such term is de-fined in the Notes evidencing the Loans (the "Notes")) shall occur;
               (ii)  Pledgor sells, assigns, transfers or
otherwise disposes of, or grants a lien on or security in-terest in or option or right with respect to, or otherwise en-cumbers the Collateral or any part thereof or any interest therein, unless concurrently therewith Pledgor repays the Notes to the extent required in accordance with the terms thereof;

                (iii) Pledgor becomes insolvent, makes a gen-eral assignment for the benefit of creditors, or files or has filed against him any petition under any bankruptcy or insol-vency law or any action for the appointment of a receiver or trustee; PROVIDED, HOWEVER, that in the event of an involun-tary bankruptcy or insolvency proceeding, Pledgor shall have
60 days from the date of filing thereof to stay such proceed-
ing;
               (iv) any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any levy or distraint, which attachment, levy or distraint shall not be vacated within 60 days; PROVIDED, HOW-EVER, that any such attachment, levy or distraint shall not constitute a Default so long as it is stayed; or
               (v) Pledgor otherwise defaults in any material respect in the observance or performance of any representation or other covenant or agreement contained herein or in any of the Notes, and that default continues for a period of ten days after notice thereof from the Company.
          (b) If a Default shall have occurred and be con-tinuing, the Company shall be entitled, in addition to any other rights granted under the Notes, to exercise all of the rights and remedies with respect to the Collateral of a se-cured party under the Uniform Commercial Code or any other ap-plicable law, all of which rights and remedies, to the full extent permitted by law, shall be cumulative and not alterna-tive. Pledgor agrees that 30 days shall constitute reasonable notice of a sale or other disposition of any of the Colla-teral. The remainder of the proceeds from any such sale or other disposition, after deducting therefrom all expenses in-curred in connection therewith (including reasonable legal fees and expenses) and after payment in full of Pledgor's ob-ligations to the Company under the Notes and this Agreement, shall be paid over to Pledgor. The Company shall not sell or otherwise dispose of a greater number of Shares that it rea-sonably determines is necessary for the payment in full of Pledgor's obligations to the Company under the Notes and this Agreement, including all expenses incurred in connection with such sale or other disposition. Pledgor further agrees that a private sale of the Collateral on such terms as the Company approves shall be deemed to be commercially reasonable; PRO-VIDED, HOWEVER, that the Company is authorized in its absolute discretion to restrict the prospective purchasers to those persons who represent and agree to the satisfaction of the Company and its counsel that they are purchasing the Colla-teral for their own account, for investment, and not with a view to or for sale in connection with a distribution in vio-lation of the Securities Act of 1933 or any other applicable law or regulation.
     5. WAIVER OF RIGHTS OR REMEDIES. (a) The Company, by act, delay, omission, acceptance of partial payment or other-wise, shall not be deemed to have waived any rights or reme-dies hereunder or under the Notes unless the waiver is in writing and signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy, or both, that the Com-pany otherwise would have had on any future occasion.
          (b) To the full extent that Pledgor may lawfully so agree, Pledgor agrees that it will not at any time plead, claim or take the benefit of any moratorium or redemption law now or hereafter enforced, in order to prevent or delay the enforcement of this Agreement or the application of any por-tion or all of the Collateral as provided by this Agreement, and Pledgor, for himself and all who may claim under Pledgor, as far as they now or hereafter lawfully may, hereby waives
the benefit of all such laws.
     6. AUTHORIZATION. The Company shall have and be en-titled to exercise all such powers hereunder as are specific-ally delegated to the Company by the terms hereof, together with such powers as are reasonably incidental thereto. The Company may execute any of its duties hereunder by or through designees and shall be entitled to retain counsel and to act in reliance upon the advise of such counsel concerning all matters pertaining to its duties hereunder. Neither the Com-pany, nor any director, officer or employee of the Company, shall be liable to Pledgor for any action taken or omitted to be taken by it or them hereunder in connection herewith, ex-cept for its or their own negligence or willful misconduct or breach of this Agreement. The Company shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons.
     7. FURTHER ASSURANCES. Pledgor agrees that he shall at the request of the Company execute and deliver all such fur-ther assignments, endorsements and other documents and take all such further action as the Company may reasonably request in order to effect the purposes and provisions of this Agree-ment and to perfect, continue, better assure or confirm the rights of the Company in the Collateral provided for here-under.
     8. TERMINATION. The security interest and assignment created and granted hereunder shall terminate only when Pled-gor has fully satisfied all of his obligations hereunder and under the Notes, and at that time all Collateral remaining in the possession of the Company shall be returned to Pledgor, accompanied by appropriate stock powers.
     9.  NOTICES.  Notices or other communications to either
of the parties shall be in writing and shall be deemed to have been duly and properly given on the date such notices or other communications are (i) personally delivered with receipt ac-knowledged, or (ii) received when mailed by registered or cer-tified mail, postage prepaid, return receipt requested, to the addresses set forth below or to such other address as either party to this Agreement shall specify to the other:
          To Pledgor:    Robert Alvine
                         55 North Racebrook Road
                         Woodbridge, CT  06525

                         -with a copy to-

                         Tyler Cooper & Alcorn
                         205 Church Street
                         P.O. Box 1936
                         New Haven, CT  06509
                         Attention: Jon T. Hirschoff, Esq.

     To the Company:     Charter Power Systems, Inc.
                         c/o Charterhouse Group International,
                              Inc.
                         535 Madison Avenue
                         New York, New York 10022
                         Attention:  Merril M. Halpern

                         -with a copy to-

                         Feit & Ahrens
                         488 Madison Avenue
                         New York, New York  10022
                         Attention:  Jonathan Shor, Esq.

     10. MISCELLANEOUS. (a) This Agreement shall be gov-erned by and interpreted under the laws of the State of New York applicable to contracts made and performed therein with-out regard to the principles of conflict of laws thereof. If any term or provision of this Agreement shall, for any reason, be held to be illegal, invalid or unenforceable under the laws of any governmental authority to which this Agreement is sub-ject, the term or provision shall be deemed severed from this Agreement, and the remaining terms and provisions shall be en-forceable, to the fullest extent permitted by law.

          (b) This Agreement shall inure to the benefit of and shall be binding upon the respective successors, assigns and legal representatives of the parties, except that Pledgor shall not be permitted to assign this Agreement or any inter-est herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Company as Collateral under this Agreement, except to the extent provided herein. The Company may assign this Agreement, any interest herein or in the Collateral or any part thereof, to an affiliated entity of the Company.
          (c) Captions used herein are inserted for reference purposes only and shall not affect the interpretation or meaning of this Agreement.
          (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agree-ment.
          (e) This Agreement may not be changed, modified or, except as provided in Section 8 hereof, terminated, in whole or in part, except by a written instrument signed by the party against who any such change, modification or termination is sought to be enforced.
     IN WITNESS WHEREOF, Pledgor has executed this Agree-
ment on the date hereinabove first written.
                                   ________________________
                                      ROBERT ALVINE



AGREED TO AND ACCEPTED:

CHARTER POWER SYSTEMS, INC.

By:________________________

                                   EXHIBIT C to
                                   Stock Purchase Agreement

                          IMPUTED INCOME
                     SECURED PROMISSORY NOTE


$___________                                 [Date]


          FOR VALUE RECEIVED, ROBERT ALVINE (the "Payor") hereby promises to pay to CHARTER POWER SYSTEMS, INC., a Dela-ware corporation ("the Company"), the principal sum of _______ ____________________________________ ($__________), without in-
terest, in four equal annual installments on April 15 of each of 1990 through 1993. Payment of principal is to be made in lawful money of the United States of America at the offices of the Company or at such other place as the holder hereof shall designate.
     This Note is secured by the pledge by the Payor to the Company of certain shares of common stock of the Company, in accordance with the terms of a Pledge and Security Agree-ment (the "Security Agreement") between the Payor and the Com-pany, dated June ___, 1988, and in that respect is subject to all of the terms, provisions and conditions of the Security Agreement.
     This Note evidences a loan made by the Company to the Payor to enable him to purchase 316,515 shares of common stock of the Company (the "Shares"). If the Payor shall sell or transfer any of his Shares or the proceeds thereof, or any cash (other than cash dividends), securities, or other prop-erty at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Shares (collectively, the "Additional Shares"), there shall be due and payable, immediately upon the consummation of the sale or transfer, a payment of principal hereunder in an amount equal to the product obtained by multiplying the then out-standing principal amount of this Note by a fraction, the nu-merator of which shall be the number of Shares and Additional Shares then sold or transferred and the denominator of which shall be the number of Shares and Additional Shares then owned by the Payor (before giving effect to the sale or transfer). Nothing in this paragraph shall be deemed to permit any sale or transfer by the Payor of any Shares or Additional Shares, to the extent the same otherwise would be prohibited by the provisions of any other agreement to which the Payor and the Company are parties.
          If: (i) the Payor fails to make any payment hereunder within ten days after notice from the Company to the Payor that the payment is due; or (ii) the Payor's employment with the Company is terminated for "Cause", as defined in the employment agreement, dated May 26, 1988, between the Payor and the Company; or (iii) a Default (as is defined in the Se-curity Agreement) shall have occurred under the Security Agreement (each of the events listed in (i), (ii) and (iii) above being an "Event of Default" hereunder); the then out-standing principal balance hereof shall become immediately due and payable.
          The Payor may, at any time and from time to time, prepay in whole or part, without premium or penalty, the then outstanding principal balance hereof.
          The Payor hereby agrees to pay all reasonable costs, fees and expenses incurred by the Company for the collection of all sums due hereunder, including reasonable attorneys' fees and court costs. The Payor hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with this Note (including any accelera-tion of the maturity hereof) and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of New York in all respects (without giving effect to the conflicts of law provisions thereof), in-cluding matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except to the extent the Company may con-sent thereto in writing.
          IN WITNESS WHEREOF, the Payor has executed and de-livered this Note to the Company as of the date first above written.

                                   _________________________
                                        ROBERT ALVINE

                         OPTION AGREEMENT

          ROBERT ALVINE (the "Optionee") hereby is granted the option (the "Option") to purchase Two Hundred Eleven Thousand and Ten (211,010) fully paid and nonassessable shares of the common stock, par value $.01 per share (the "Common Stock"), of Charter Power systems, Inc., a Delaware corporation (the "Company"), upon and subject to the following terms and condi-tions:
     1. Option Price. The price at which shares of Common Stock subject to the Option may be purchased is $6.04 a share.
     2. Duration of Option. The Option shall expire, and all rights to purchase share of Common Stock pursuant thereto shall cease, on April 30, 1993 (the "Expiration Date").
     3. Vesting of Option. No portion of the Option may be exercised until it has vested. The Option shall vest as set forth in Schedule 1 attached hereto.
     4. Exercise of Options. A person entitled to exercise the Option may exercise it in whole at any time, or in part from time to time, by delivering to the Company at its princi-pal office, directed to the attention of its Treasurer, (a) written notice specifying the number of share of Common Stock with respect to which the Option is being exercised, (b) pay-ment in full of the purchase price for those shares and (c) payment of the amount required for the Company to satisfy its withholding tax obligation respecting that exercise as deter-mined by the Company's independent accountants. Those pay-ments shall be made in cash, by check to the order of the Com-pany or, in the case of a payment of the amount described in clause (b) above (less the par value of the relevant shares), by delivery of a Secured Promissory Note in the form attached as Exhibit A hereto.
     5. Nontransferability. The Option shall not be trans-ferable other than by will or the laws of descent and distri-bution and the Option may not be exercised by anyone other than the Optionee, except that, if the Optionee dies or be-comes incapacitated, the Option may be exercised by the Op-tionee's estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions con-tained in this Agreement.
     6. Termination of Employment. The following rules shall apply in the event of the termination of the Optionee's employment with the Company:
          (i) if the termination is for "Cause", as defined in the employment agreement, dated the date hereof, be-tween the Optionee and the Company, the Option immedi-ately shall terminate;

          (ii) if the termination is other than for Cause (in-cluding due to death or disability), the Option shall ex-pire 18 months after the date of termination, or on the applicable Expiration Date, whichever first shall occur;
and
          (iii) anything contained in this Section 6 to the contrary notwithstanding, except as provided in part B of
Schedule 1 hereto, the Option may be exercised following termination of the Optionee's employment only if, and to the extent that, the Option was exercisable as of the date of termination.
     7. No Rights as Stockholder or to Continued Employ-ment. The Optionee shall not have any rights as a stockholder of the Company with respect to any shares covered by the Op-tion prior to the date of issuance to the Optionee of the cer-tificate or certificates for such shares, and the Option shall not confer upon the Optionee any right to continuance of em-ployment with the Company or any of its subsidiaries or inter-fere in any way with the right of the Company or of its sub-sidiaries to terminate the employment of the Optionee.
     8. Issuance of Shares; Restrictions. (a) Subject to the conditions and restrictions provided to this Section 8, the Company shall, within 20 business days after the Option has been duly exercised in whole or in part, deliver to the person who exercised the Option one or more certificates, reg-istered in the name of that person, for the number of shares of Common Stock with respect to which the Option was exer-cised. The Company may place a legend on any stock certifi-cate issued hereunder to reflect any restriction s provided for in this Section 8.
          (b) Unless the issuance of the shares subject to the Option has been registered under the securities Act of 1933 (the "Act") (and, if the Optionee may be deemed an "af-filiate" of the Company, as defined in Rule 405 under the Act, if the resale by the Optionee of those shares also has been registered under the Act), or the Company (based upon advice of counsel) has determined that an exemption from registration under the Act is available, the Company may require prior to and as a condition of the issuance of any shares of Common Stock, that the person exercising the Option hereunder provide to the Company a written representation in a form prescribed by the Committee to the effect that that person is acquiring those shares solely with a view to investment, for that per-son's own account, and not with a view to the resale or dis-tribution of all or any part thereof, and that such person will not dispose of any of those shares other than in accord-ance with the registration provisions of the Act, unless the Company (based upon advice of counsel) is satisfied that an ex-emption from such registration is available.
                               -4-

        (c) Anything contained herein to the contrary not-withstanding, the Company shall not be obligated to issue any shares of Common Stock upon the exercise of the Option granted hereunder unless and until the Company is satisfied that such issuance complies with all applicable provisions of the Act and all other applicable laws or regulations by which the Com-pany is bound or to which the Company or those shares are sub-ject.
     9. Adjustments. The number of shares of Common Stock covered by the Option and the exercise price therefor shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. Notwithstanding the foregoing, no adjustment shall be made upon the issuance of new shares of Common Stock for fair consideration.
     10. Condition. The Option is subject to the approval thereof by the holders of shares of Common Stock and to the listing on the American Stock Exchange of the shares of Common Stock issuable upon exercise of the Option (subject to notice of issuance).
     11.  Miscellaneous.
          (a) Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt re-quested, postage prepaid, to the Company at c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, New York 10022, Attention: Merril M. Halpern, with a copy to Feit & Ahrens, 488 Madison Avenue, New York, New York 10022, Atten-tion: Jonathan Shor, Esq., and to the Optionee at the Op-tionee's address contained in the Company's records, with a copy to Tyler Cooper & Alcorn, 205 Church Street, P.O. Box 1936, New Haven, Connecticut 06509, Attention: Jon T. Hirschoff, Esq., or to such other address as either party to this Agreement shall specify by notice to the other.
          (b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.
          (c) Amendment. This Agreement may be amended, mo-dified or supplemented only by a written instrument executed by the Optionee and the Company.
          (d) Applicable Law. This Agremeent shall be gov-erened by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

          (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
          (f) Entire Agreement. This Agremeent constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date written below.

  Date of Grant:    May 26, 1988.

                              CHARTER POWER SYSTEMS, INC.

                              By: \s\ Merril M.  Halpern
                                        Chairman


                                   \s\ Robert Alvine
                                        ROBERT ALVINE

                            Schedule 1

  A. Vesting of Option.

          The Option shall vest: (i) to the extent of 105,505 shares as of January 31, 1990, only if the Company's earnings per share (the "EPS") for the fiscal year ending January 31, 1990 equal or exceed $1.05; and (ii) to the extent of the re-maining 105,505 shares (the "Second Portion"), as of January 31, 1991, only if the EPS for the fiscal year ending January 31, 1991 equal to or exceed $1.25. For this purpose, the EPS shall be as reported in the Company's audited financial state-ments for the relevant fiscal year, adjusted to exclude from the calculation of EPS (a) any extraordinary items (as deter-mined by the Company's independent accountants in accordance with generally accepted accounting principles), (b) any shares issued or issuable pursuant to the Company's Stock Option Plan and (c) any increase or decrease in the number of outstanding shares resulting from a stock split or other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend.
          If the employment of the Optionee with the Company is terminated due to death or disability (as defined in the employment agreement, dated the date hereof, between the Op-tionee and the Company (the "Employment Agreement")) after October 31, 1989 or 1990 and the applicable EPS amount for the


                                (i)
fiscal year ending January 31, 1990 or 1991, as the case may be, is met, the Optionee shall be deemed to have been employed through the end of the relevant fiscal year for the purpose of the vesting of the Option.
  B. Accelerated Vesting.
          The Option (if (i) the circumstance or transaction described in paragraph 1 or 2(a) below occurs or is completed on or before January 31, 1991 or (ii) the transaction de-scribed in paragraph 2(b) below is completed on or before January 31, 1990) or the Second Portion (if the transaction described in paragraph 2(b) below occurs or is completed after January 31, 1990 and on or before January 31, 1991) shall vest on an accelerated basis to the extent provided below:
     1. If the average of the daily closing prices of the Common Stock of the Company, as reported by the American Stock Exchange (the "AMEX"), during any 60-day period equals or exceeds $15.00 a share, full accelerated vesting shall occur on the last day of that 60-day period.
     2. If: (a) a Business Combination (as defined in the Employment Agreement) has occurred at a weighted average price per share on a fully diluted basis (the "Transaction Price") of not less than $11.00; or (b) a Change of Control (as de-fined in the Employment Agreement) other than a Business Com-bination has occurred and the average of the daily closing prices of a share of the Common Stock of the Company, as re-ported by the AMEX, during the 20 trading days prior thereto

                              (ii)

  (the "CC Price"), is not less than $11.00; accelerated vesting to the extent of the percentage specified below shall occur upon consummation of the transaction:
     Transaction Price        Percentage of Unvested
        or CC Price              Option to Vest

     $11.00 - $11.99                     20%
     $12.00 - $12.99                     40%
     $13.00 - $13.99                     60%
     $14.00 - $14.99                     80%
     $15.00 or greater                  100%



                               (iii)

                                        EXHIBIT A to
                                        Option Agreement

                             OPTION
                    SECURED PROMISSORY NOTE


  $ _________                                [Date]*


          FOR VALUE RECEIVED, ROBERT ALVINE (the "Payor") hereby promises to pay to CHARTER POWER SYSTEMS, INC., a Dela-ware corporation ("the Company"), the principal sum of _______ _____________________________ ($____________), without inter-
  est, on ___________**. Payment of principal is to be made in lawful money of the United States of America at the offices of the Company or at such other place as the holder hereof shall designate.
          This Note is secured by the pledge by the Payor to the Company of certain shares of common stock of the Company, in accordance with the terms of a Pledge and Security Agree-ment (the "Security Agreement") between the Payor and the Com-pany, dated June ___, 1988, and in that respect is subject to all of the terms, provisions and conditions of the Security Agreement.

  ________________
  * Insert date of exercise of option respecting Shares pur-chased with the principal amount of this Note.

  ** Insert date that is 18 months subsequent to date of this Note.

  This Note evidences a loan made by the Company to the Payor to enable him to purchase _______*** shares of common stock of the Company (the "Shares"). If the Payor shall sell or transfer any of his Shares or the proceeds thereof, or any cash (other than cash dividends), securities, or other prop-erty at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Shares (collectively, the "Additional Shares"), there shall be due and payable, immediately upon the consummation of the sale or transfer, a payment of principal hereunder in an amount equal to the product obtained by multiplying the then out-standing principal amount of this Note by a fraction, the nu-merator of which shall be the number of Shares and Additional Shares then sold or transferred and the denominator of which shall be the number of Shares and Additional Shares then owned by the Payor (before giving effect to the sale or transfer). Nothing in this paragraph shall be deemed to permit any sale or transfer by the Payor of any Shares or Additional Shares, to the extent the same otherwise would be prohibited by the provisions of any other agreement to which the Payor and the Company are parties.

  ____________
  ***     Insert number of Shares purchased with the principal
            amount of this Note.

                  REGISTRATION RIGHTS AGREEMENT

          AGREEMENT, dated May 26, 1988, between ROBERT ALVINE
(the "Shareholder") and CHARTER POWER SYSTEMS, INC., a Dela-ware corporation (the "Company").

          WHEREAS, the Shareholder on the date hereof has agreed to purchase 316,515 shares of Common Stock, $.01 par value, of the Company ("Common Stock") and has been granted the option to purchase an additional 211,010 shares of Common Stock (all such shares hereinafter are referred to collectively as the "Shares");

          WHEREAS, the Company has agreed to provide the Shareholder with certain registration rights respecting the Shares.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          1. DEMAND REGISTRATION. During each of the fol-lowing periods: (a) the 18-month period following the termina-tion of the employment of the Shareholder with the Company without "Cause" (as defined in the Employment Agreement, of even date herewith, between the Company and the Shareholder); or (b) at any time after April 30, 1991, so long as the Share-holder is employed by the Company at that time; the Share-holder shall be entitled to request, and the Company thereupon shall diligently effect in accordance with the terms hereof, one registration under the Securities Act of 1933 (the "Act") of all or any portion of his Shares owned at the time of the request, in the case of clause (a) above, or up to 50% of such Shares, in the case of clause (b) above, in which the Company shall pay all Registration Expenses (as defined in Section 6 hereof) (the "Demand Registrations"). A registration will not be deemed a Demand Registration permitted pursuant to this
Section 1 unless it has become effective and the Shareholder is legally permitted to sell the Shares that are requested and required to be included in that registration and the Company has complied with the other applicable provisions of this Agreement.

          2. NO-SALE AGREEMENT. The obligation of the Com-pany to include Shares in the Demand Registrations as provided in Section 1 hereof shall be subject to the Company's receipt from the Shareholder of a written agreement not to effect any public sale or distribution (other than through the registered public offering) of equity securities of the Company during the ten days prior to and the 90-day period beginning on the effective date of that registration or, if sooner, until all Shares and other securities included in that registration have been sold.

          3. EFFECTING THE REGISTRATION. Whenever the Share-holder requests that any Shares be registered pursuant to the provisions of this Agreement, the Company shall use its best efforts to effect the registration and the sale of those Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall, as expedi-tiously as possible:

               (a) prepare and file with the Securities and Exchange Commission (subject to its receipt from the Share-holder of the written information specified in Section 7(b) hereof) a registration statement with respect to those Shares, which registration statement shall state that the Shareholder may sell those Shares either under that registration statement or (to the extent available to the Shareholder) pursuant to Rule 144 (or any similar rule then in effect), and shall use its best efforts to cause such registration statement to be-come effective;

               (b) prepare and file with the Securities and Exchange Commission (subject to its receipt from the Share-holder of the written information specified in Section 7(b) hereof) such amendments and supplements to that registration statement and the prospectus used in connection therewith as may be necessary to keep that registration statement effective for a period of not less than six months and comply with the provisions of the Act with respect to the disposition of all securities covered by that registration statement during that six-month period in accordance with the intended method of disposition by the Shareholder set forth in that registration statement;

               (c) provide to the Shareholder such number of copies of that registration statement, each amendment and sup-plement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Shareholder reasonably may request in order to facilitate the disposition of the Shares owned by the Shareholder included in that registration statement;

               (d) use its best efforts to register or qualify those Shares under the securities or blue-sky laws of such jurisdictions as the Shareholder reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition in those jurisdictions of the Shares owned by the Shareholder included in that registration statement (PRO-VIDED, HOWEVER, that the Company shall not be required, in order to complete that registration or qualification, to (i) qualify generally to do business in any such jurisdiction where it otherwise would not be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction (it being agreed that the Company shall be obligated, to the extent required in any applicable juris-diction, to consent to limited service of process with respect to matters relating to the offering being so registered or qualified), or (iv) otherwise subject itself or any of its af-filiates to unreasonable expense or restrictions);

               (e) notify the Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event or the discovery of any information, as a result of which the prospectus included in that registration statement contains any statement which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact or omits to state a material fact required to be stated therein or necessary in order to make the statement therein not false or misleading, and, at the request of the Share-holder, the Company shall prepare a supplement or amendment to that prospectus so that, as thereafter delivered to the pur-chasers of those Shares, that prospectus will not contain any statement which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact or omits to state a material fact re-quired to be stated therein or necessary in order to make the statements therein not false or misleading;

               (f) enter into such customary agreements (in-cluding an underwriting agreement in customary form and on terms reasonably agreeable to it) and take all such other ac-tions as the holders of a majority of the securities covered by the registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the dis-position of those securities; and

               (g) make available for inspection by the Share-holder, any underwriter participating in any disposition pur-suant to the registration statement, and any attorney, ac-countant or other agent retained by the Shareholder or that underwriter, all financial and other records, pertinent corpo-rate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all in-formation reasonably requested by the Shareholder or that un-derwriter, attorney, accountant or agent in connection with that registration statement.

Notwithstanding anything contained in this Section 3 to the contrary, the Company shall not be required to file any regis-tration statement pursuant to Section 1 hereof; (i) until it has filed its Form 10-Q (or its then equivalent) for its most recently completed fiscal quarter (unless the Company meets the eligibility requirements for the use of a registration statement on Form S-2) and its Form 10-K for its most recently completed fiscal year; or (ii) during any period of time when
(A) the Company is contemplating an underwritten public offer-ing of any of its securities within three months and, in the judgement of the managing or principal underwriter thereof or of the Company, that filing would have an adverse effect on the contemplated offering, (B) the Company is in possession of material nonpublic information (notice of which shall have been given by the Company to the Shareholder) that it deems in its legitimate business interest not to disclose in a regis-tration statement or (C) the Company is engaged in any program for the purchase of shares of its Common Stock; PROVIDED, HOW-EVER, that the aggregate of the periods in this clause (ii) shall not exceed 120 days during the 18-month period provided in Section 1(a) hereof).

          4. OPINION OF COUNSEL AND LETTER FROM ACCOUNTANTS. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registra-tion of Shares under the Act, the Company shall provide, at the request of the Shareholder, on the date that those Shares are delivered to the underwriters for sale pursuant to that registration or, if those Shares are not being sold through underwriters, on the date the registration statement with re-spect to those Shares becomes effective: (a) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the under-writers, if any, and to the Shareholder, to the effect that
(i) the registration statement, the related prospectus and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Act and the ap-plicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to the financial statements and schedules and other financial and statistical data contained therein), (ii) while such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the registration statement and the prospectus (except for the matters referred to in clause (iii) below), such counsel has no reason to believe either that the registration statement or the prospectus (and any amendment or supplement thereto), at the time that registration statement became effective (or in the case of an amendment or supple-ment, at the time it was filed), and with respect to the pros-pectus, on the date of such prospectus, contains any statement which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not false or misleading (except that such counsel need express no opinion as to the financial statements and sched-ules and other financial and statistical data, or the informa-tion provided by the Shareholder pursuant to Section 7(b) hereof, contained therein), and (iii) all of the Shares in-cluded in the registration statement have been duly authorized and validly issued, and are fully paid and nonassessable; and
(b) a letter, dated that date, from the independent certified public accountants of the Company, addressed to the under-writers, if any, and to the Shareholder, if he would be deemed an affiliate of the Company as defined in Rule 405 under the Act, stating (i) that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants, the financial statements and schedules of the Company included in the registration state-ment or the prospectus, or any amendment or supplement there-to, comply as to form in all material respects with the appli-cable accounting requirements of the Act, and (ii) such other financial matters (including information as to the period end-ing not more than five business days prior to the date of such letter) with respect to the registration statement as the un-derwriters, if any, or the Shareholder, if he would qualify as an underwriter, may reasonably request; PROVIDED, HOWEVER, that the Company shall not be considered to be in breach of this Section 4 if its independent certified public accountants or counsel shall have refused to deliver all or any part of the letter or opinion specified in this Section 4 without qualification or limitation (other than standard qualifica-tions and limitations) not specified above, if the Company shall have requested such accountants or counsel to provide the same and shall have cooperated in all reasonable respects, to the extent requested by such accountants or counsel, in providing them with information required for the preparation of that letter or opinion.

          5. REVIEW BY THE SHAREHOLDER. No less than five business days prior to the filing of a registration statement or prospectus, or any amendment or supplement thereto, the Company shall provide the Shareholder with a substantially final copy of such proposed registration statement, pros-pectus, amendment or supplement. If, prior to that filing, the Company shall receive written notice from the Shareholder to the effect that that registration statement, prospectus, amendment or supplement contains any statement relating to the Shareholder which is false or misleading or omits to state a material fact, then the Company shall not file that registra-tion statement, prospectus, amendment or supplement without the prior written consent of the Shareholder, which consent shall not be unreasonably withheld.

          6. EXPENSES. All expenses incident to the Com-pany's performance of or compliance with the registration ob-ligations set forth in this Agreement, including all registra-tion and filing fees, expenses of compliance with securities or blue-sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Com-pany (but not counsel for the Shareholder) and all independent certified public accountants, underwriters (excluding dis-counts and commissions) and other persons retained by the Com-pany (all such expenses being herein called "Registration Ex-penses"), shall be borne by the Company.

          7. INDEMNIFICATION. (a) The Company shall indem-nify, to the extent permitted by law, the Shareholder and any underwriter (and any controlling person thereof) acting on his behalf, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and dis-bursements) resulting from any untrue or alleged untrue state-ment of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment or sup-plement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or ne-cessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any informa-tion provided in writing to the Company by the Shareholder ex-pressly for use therein or by the Shareholder's or such under-writers' failure to deliver a copy of the registration state-ment or prospectus or any amendments or supplements thereto after the Company has provided the Shareholder or such under-writer with a sufficient number of copies of the same.

               (b) In connection with any registration state-ment or amendment thereto in which the Shareholder is partici-pating pursuant to the provisions of this Agreement, the Shareholder shall provide the Company in writing with such in-formation and affidavits as the Company reasonably shall re-quest for use in connection with any such registration state-ment or amendment and, to the extent permitted by law, shall indemnify the Company, its directors and officers, each person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act of 1934 (the "Ex-change Act") and any underwriter (and any controlling person thereof) acting on the Company's behalf against any losses, claims, damages, liabilities and expenses (including reason-able attorneys' fees and disbursements) resulting from any un-true or alleged untrue statement of material fact or any omis-sion or alleged omission of a material fact required to be stated in the registration statement or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such un-true statement or omission is contained in (or should have been contained in, but was omitted from) any information or affidavit so provided in writing by the Shareholder.

               (c)  Any person entitled to indemnification
hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which the indemnified party seeks indemnification and (ii) unless in the indemnified party's reasonable judgement a conflict of interest between the indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the de-fense of such claim with counsel reasonably satisfactory to the indemnified part. If such defense is assumed, the indem-nifying party shall be entitled in its sole discretion to set-tle such claim at no cost to the indemnified party. An indem-nifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemni-fied by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim. Notwithstanding the foregoing, any indemnified party shall have the right, in any action the defense of which has been assumed by the indemnifying party, to employ separate counsel and to participate in the defense of such action, but the fees and expenses of such counsel (except those, if any, incurred before the defense was assumed by the indemnifying party) shall be the responsibility of the indemnified party.

          8.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.
The Shareholder may not participate in any underwritten regis-tration pursuant to the provisions of this Agreement unless he
(i) agrees to sell his Shares on the basis provided in any un-derwriting arrangements approved by the person entitled here-under to approve such arrangements and (ii) completes and ex-ecutes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          9. SELECTION OF UNDERWRITERS. If any registration pursuant hereto is an underwritten offering, the Company will have the right to reasonably approve the investment banker(s) and manager(s) selected by the Shareholder to administer the offering.

          10. COVENANTS OF THE COMPANY. The Company shall use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Exchange Act and, upon request of the Shareholder, shall provide the Shareholder with such information as may be necessary to enable the Shareholder to effect routine sales pursuant to Rule 144 under the Act.

          11. MISCELLANEOUS. (a) NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered by hand, sent by telex, telecopy, cable, same day or overnight courier, or mailed (registered or certified mail, return receipt requested) to the Company at c/o Charterhouse Group International, Inc., 535 Madison Ave-nue, New York, NY 10022, Attention: Merril M. Halpern, with a copy to Feit & Ahrens, 488 Madison Avenue, New York, New York 10022, Attention: Jonathan Shor, Esq., and to the Shareholder at his address contained in the stock record book of the Com-pany, with a copy to Tyler Cooper & Alcorn, 205 Church Street, P.O. Box 1936, New Haven, Connecticut 06509, Attention: Jon
T. Hirschoff, Esq., or to such other address as a party to this Agreement shall specify by notice to the other.

               (b) BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement, and the successors and assigns of the Com-pany, on the one hand, and any other person which acquires any Shares from the Shareholder in a transaction that is exempt from the registration and prospectus delivery requirements of the Act and has given written notice to the Company of its ac-quisition of these Shares, on the other hand. Nothing in this Agreement, expressed or implied, is intended or shall be con-strued to give any other person any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. Except as provided in this sub-section (b), neither this Agreement nor any right, remedy, ob-ligation or liability arising hereunder or by reason hereof shall be assignable by the Shareholder without the prior written consent of the Company.

               (c)  WAIVER, AMENDMENT.

                    (i) WAIVER. Any party hereto may by written notice to the others (a) extend the time for the performance of any of the obligations or other actions of any other party to it under this Agreement, (b) waive complaince with any of the conditions or covenants of any other party to it contained in this Agreement, and (c) waive or modify performance of any of the obligations of any other party to it under this Agree-ment. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limita-tion, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party here-to of a breach of any provision of the Agreement shall not operate or be construed as a waiver of any preceding or suc-ceeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any sub-sequent time or times hereunder.

                    (ii) AMENDMENT. This Agreement may be amend-ed, modified or supplemented only by a written instrument exe-cuted by the Shareholder and the Company.

               (d) APPLICABLE LAW. This Agreement shall be governed as to its validity, interpretation and effect and constured in accordance with the laws of the State of New York, regardless of the law that might be applied under the principles of conflicts of law.

               (e) COUNTERPARTS. This Agreement and any amend-ments, waivers, consents or supplements hereto may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counter-parts when taken together shall constitute one and the same instrument.

               (f) ENTIRE AGREEMENT. This Agreement constitu-tutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

               (g) ADJUSTMENTS AFFECTING SECURITIES. The term "Shares" as used herein shall include all additional equity securities issued with respect thereto pursuant to any subse-quent stock split, stock dividend, recapitalization, merger, consolidation or other reorganization affecting the number of outstanding shares of Common Stock.

               (h)  SEVERABILITY.  If any provision of this
Agreement is unenforceable for any reason, the remaining pro-visions hereof shall not be effected thereby and shall never-theless remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agree-ment on the date first written above.

                                   CHARTER POWER SYSTEMS, INC.


                                   By: \s\ Merril M. Halpern
                                             Chairman


                                        \s\ Robert Alvine
                                             ROBERT ALVINE

                       AMENDMENT AGREEMENT

          Amendment Agreement, dated May 30, 1989, between Robert Alvine (the "Executive") and Charter Power Systems, Inc., a Delaware corporation (the "Company").
          WHEREAS, on May 26, 1988, the Executive and the Company entered into an employment agreement (the
"Employment Agreement") and an Option Agreement (the "Option
Agreement"); and
          WHEREAS, the Executive and the Company desire to amend the terms of the Employment Agreement and the Option Agreement as hereinafter set forth.
          NOW, THEREFORE, the parties hereby agree as follows:
          1. Section 1(a) of the Employment Agreement is hereby amended by replacing the date "April 30, 1991" on the fifth line thereof with the date "April 30, 1992".
          2.   The second sentence of Section 2 of the
Employment Agreement is hereby deleted in its entirety and replaced with the following:
"On May 1, 1991 and on the first day of each Renewal Term of this agreement, if any, the Base Salary shall be adjusted by multiplying the Base Salary by a fraction (i) the numerator of which shall be the Consumer Price Index (for urban wage earners and clerical workers, all items) as reported by the Bureau of Labor Statistics of the United States Department of Labor for the New York, New York-Northeastern New Jersey area (or such other successor government agency as then shall perform that reporting function) (the "Index") for the month immediately preceding the month in which the Base Salary adjustment shall occur and (ii) the denominator of which shall be the Index for the month immediately preceding the month in which the immediately preceding term commenced (or, in the case of the Base Salary adjustment occurring on May 1, 1991, for the month of April 1988); PROVIDED, HOWEVER, that in no event shall any such adjustment result in a decrease in the Base Salary".

          3.   The first sentence of Section 6 of the
Employment Agreement is hereby amended by adding the phrase "(the "Other Agreements")" after the word "agreements" on the third line thereof.
          4. The second sentence of Section 12(c) of the Employment Agreement is hereby amended (a) by adding after the first word thereof the phrase ", as used herein and in the Other Agreements," and (b) by adding after clause (ii) thereof the following:
"(an "Unexcused Voluntary Termination"); PROVIDED, HOWEVER, that anything herein or in the Other Agreements to the contrary notwithstanding, in the case of an Unexcused Voluntary Termination, the Company shall not (except in connection with any claim, litigation or judicial or administrative proceeding that may arise therefrom or relate thereto) make any public statement to the effect that such termination constituted a termination for Cause, PROVIDED that the Company shall not be restricted from making public statements describing the consequences of such termination pursuant to this agreement and the Other Agreements;".

          5. Section 2 of the Option Agreement is hereby amended by replacing the date "April 30, 1993" appearing therein with the date "April 30, 1994".

          6. Schedule 1 to the Option Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.
          7. Except as provide herein, the Employment Agreement and the Option Agreement shall remain in full force and effect, without modification or amendment.
                                   CHARTER POWER SYSTEMS, INC.
                                   By:  \s\ D. L. Nevins, Jr.
                                             VP Finance


                                        \s\ Robert Alvine
                                             Robert Alvine
3

                                                       Alvine
                                                       Schedule
                            SCHEDULE 1

A.   VESTING OF OPTION.
          The Option shall vest: (i) to the extent of 105,505 shares (the "First Portion"), as of January 31, 1990, only if the Company's earnings per share (the "EPS") for the fiscal year ending January 31, 1990 equal or exceed $1.05; and (ii) to the extent of the remaining 105,505 shares (the "Second Portion"), as of January 31, 1991, only if the EPS for the fiscal year ending January 31, 1991 equal or exceed $1.25. For this purpose, the EPS shall be as reported in the Company's audited financial statements for the relevant fiscal year, adjusted to exclude from the calculation of EPS
(a) any extraordinary items (as determined by the Company's independent accountants in accordance with generally accepted accounting principles), (b) any shares issued or issuable pursuant to the Company's Stock Option Plan and (c) any increase or decrease in the number of outstanding shares resulting from a stock split or other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend.
          If the employment of the Optionee with the Company is terminated due to death or disability (as defined in the employment agreement, dated the date hereof, between the Optionee and the Company (the "Employment Agreement") after

October 31, 1989 or 1990 and the applicable EPS amount for the fiscal year ending January 31, 1990 or 1991, as the case may be, is met, the Optionee shall be deemed to have been employed through the end of the relevant fiscal year for the purpose of the vesting of the Option.
B.   ALTERNATIVE VESTING.
          The Option (if (i) the circumstance or transaction described in paragraph 1 or 2(a) below occurs or is completed on or before January 31, 1992 or (ii) the transaction described in paragraph 2(b) below is completed on or before January 31, 1991) or the Second Portion (if the transaction described in paragraph 2(b) below occurs or is completed after January 31, 1991 and on or before January 31, 1992) shall vest on an accelerated basis to the extent provided below:
          1. If the average of the daily closing prices of the Common Stock of the Company, as reported by the American Stock Exchange (the "AMEX"), during any 60-day period equals or exceeds $15.00 a share, full alternative vesting shall occur on the last day of that 60-day period.
          2. If: (a) a Business Combination (as defined in the Employment Agreement) has occurred at a weighted average price per share on a fully diluted basis (the "Transaction Price") of not less than $11.00; or (b) a Change of Control (as defined in the Employment Agreement) other than a

Business Combination has occurred and the average of the
daily closing prices of a share of the Common Stock of the Company, as reported by the AMEX, during the 20 trading days prior thereto (the "CC Price"), is not less than $11.00, alternative vesting to the extent of the percentage specified below shall occur upon consummation of the transaction:
          Transaction Price             Percentage of Unvested
             or CC Price                     Option to Vest

           $11.00 - $11.99                         20%
           $12.00 - $12.99                         40%
           $13.00 - $13.99                         60%
           $14.00 - $14.99                         80%
           $15.00 or greater                      100%
PROVIDED, HOWEVER, that notwithstanding the foregoing, with respect to the First Portion, if the Change in Control shall occur during the period from February 1, 1990 through January 31, 1991 (it being agreed that alternative vesting shall occur with respect to the Second Portion to the extent, if any, hereinabove provided without regard to this proviso if the Change in Control shall occur during that period), and with respect to the Second Portion, if the Change in Control shall occur during the period from February 1, 1991 through January 31, 1992 (it being agreed that alternative vesting shall not occur with respect to the First Portion on account of a Change in Control that occurs during that period), alternative vesting shall occur only if the CC Price is not less than $12.00 (but the percentage of alternative vesting if the CC Price is from $12.00 - $12.99 shall remain 40%).
                                3